UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2013

NCI, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51579	20-3211574
(State or Other Jurisdiction of Incorporation)	(commission file number)	(IRS Employer Identification No.)

11730 Plaza America Drive, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Stockholders was held on June 5, 2013 (the “Annual Meeting”). The following proposals were voted upon at the Annual Meeting:

Proposal 1:	The election of seven directors to serve a one year term or until their respective successors have been duly elected and qualified.

Proposal 2:	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

A summary of the voting for proposals voted upon at the Annual Meeting is as follows:

		For	Withheld	Abstentions/Broker Non-Votes
Proposal 1	Election of Directors
	Charles K. Narang	52,469,633	859,454	1,903,528
	Brian J. Clark	52,472,553	856,534	1,903,528
	James P. Allen	51,088,628	2,240,459	1,903,528
	John E. Lawler	52,472,553	856,534	1,903,528
	Paul V. Lombardi	51,112,828	2,216,259	1,903,528
	Philip O. Nolan	51,112,628	2,216,459	1,903,528
	Daniel R. Young	51,112,628	2,216,459	1,903,528

		For	Against	Abstentions/Broker Non-Votes
Proposal 2	Appointment of Deloitte & Touche LLP as NCI’s Independent Registered Public Accounting Firm	54,644,444	8,074	580,097

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, Inc.

Date: June 7, 2013	By:	/s/ Lucas J. Narel
Lucas J. Narel
Executive Vice President, Chief Financial Officer and Treasurer